Billings in excess of costs and profits on uncompleted contracts	12 Months Ended
Dec. 31, 2021
Billings in excess of costs and profits on uncompleted contracts
Billings in excess of costs and profits on uncompleted contracts
19.	Billings in excess of costs and profits on uncompleted contracts

The amount to date of costs incurred and recognized profits less recognized losses for construction projects in progress amounted to $21,834,137 (2020 - $6,831,326).

Payments to date received were $31,234,368 on contracts in progress (2020 - $13,424,298).

Changes in billings in excess of costs and profits on uncompleted contracts during the year are explained by $6,268,910 (2020 - $1,282,217) recognized at the beginning of the year being recognized as revenue, and an increase of $9,076,169 (2020 - $4,790,536) resulting from cash received excluding amounts recognized as revenue.